Trade accounts receivables	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Trade accounts receivables

17	Trade accounts receivables

Accounting policy

Trade accounts receivables are amounts due from customers for goods sold or services provided in the ordinary course of the Company’s business.

Trade accounts receivables are recognized initially at fair value and subsequently measured at:

(i) Fair value through profit or loss when they are related to the Company’s accounts receivables portfolio outstanding at the balance sheet date that is designated at inception to be included in a forfaiting program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivables within this program are derecognized since all risks and rewards, control of the assets and contractual rights to receive the assets cash flows are transferred to the counterparty.

(ii) Fair value through profit or loss when they are related to sales that are subsequently adjusted to changes in LME prices, which are recorded in net revenues. These accounts receivable do not meet the SPPI criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii) Amortized cost using the effective interest rate method, less impairment, when the receivables do not meet the aforementioned classifications.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective credit risk evaluation, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applies the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivables. This approach requires the use of the lifetime expected credit losses on its trade accounts receivables measured at amortized cost. To calculate the lifetime expected credit losses the Company uses a provision matrix and forward-looking information. The additions to impairment of trade accounts receivables are included in selling expenses. Trade accounts receivables are generally written off when there is no expectation of recovering additional cash.

(a)	Composition

	2024	2023
Trade accounts receivables	145,409	147,619
Related parties - note 20	885	852
Impairment of trade accounts receivables	(5,501)	(6,561)
	140,793	141,910

(b)	Changes in impairment of trade accounts receivables

	2024	2023
Balance at the beginning of the year	(6,561)	(4,326)
Additions	(11,754)	(4,101)
Reversals	12,084	2,023
Foreign exchange gains (losses)	730	(157)
Balance at the end of the year	(5,501)	(6,561)

(c)	Analysis by currency

	2024	2023
USD	121,240	122,025
BRL	19,540	19,435
Other	13	450
	140,793	141,910

(d)	Aging of trade accounts receivables

	2024	2023
Current	129,918	125,625
Up to 3 months past due	12,693	18,529
From 3 to 6 months past due	568	1,405
Over 6 months past due	3,115	2,912
	146,294	148,471
Impairment of trade accounts receivables	(5,501)	(6,561)
	140,793	141,910